                           SCHEDULE 14A (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
              SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                              Agemark Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

      (2)   Form, Schedule or Registration Statement No.:

      (3)   Filing Party:

      (4)   Date Filed:

                                                                  April 16, 2001



Dear Stockholder:

      You are cordially invited to attend the Annual Meeting of Stockholders of Agemark Corporation that will be held on May 1, 2001, at 11:00 a.m., at the Company's offices at 2614 Telegraph Avenue, Berkeley, California 94704.

      The formal notice of the Annual Meeting and the Proxy Statement have been made a part of this invitation.

      After reading the Proxy Statement, please mark, date, sign and return, at an early date, the enclosed proxy in the enclosed prepaid envelope, to ensure that your shares will be represented. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY OR ATTEND THE ANNUAL MEETING IN PERSON.

      A copy of the Company's 2000 Annual Report to Stockholders is also enclosed.

      The Board of Directors and management look forward to seeing you at the meeting.

                                        Sincerely yours,



                                        Richard J. Westin
                                        Chief Executive Officer

                               AGEMARK CORPORATION

                                 --------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 1, 2001

                                 --------------


To the Stockholders of Agemark Corporation:

      The Annual Meeting of Stockholders of Agemark Corporation, a Nevada corporation (the "Company"), will be held at the Company's offices at 2614 Telegraph Avenue, Berkeley, California 94704, on May 1, 2001, at 11:00 a.m., Pacific Time, for the following purposes:

      1. To elect a director to serve until the 2003 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified, and to elect a director to serve until the 2004 Annual Meeting of Stockholders and thereafter until his successor is elected and qualified;

      2. To consider and vote upon a proposal to adopt the Company's 2001 Stock Incentive Plan;

      3. To ratify appointment of Timpson Garcia as the Company's independent auditors; and

      4. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

      Stockholders of record as of the close of business on April 2, 2001 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Secretary's office, 2614 Telegraph Avenue, Berkeley, California 94704 for ten days before the meeting.

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. EVEN IF YOU PLAN TO ATTEND THE MEETING, WE HOPE THAT YOU WILL PROMPTLY MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY. THIS WILL NOT LIMIT YOUR RIGHT TO ATTEND OR VOTE AT THE MEETING.

                                        By Order of the Board of Directors



                                        Richard J. Westin
                                        Chief Executive Officer

April 16, 2001

                               AGEMARK CORPORATION
                              2614 TELEGRAPH AVENUE
                           BERKELEY, CALIFORNIA 94704
                                 --------------

                                 PROXY STATEMENT
                                 --------------

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Agemark Corporation, a Nevada corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2614 Telegraph Avenue, Berkeley, California, 94704 on May 1, 2001, at 11:00 a.m., Pacific Time, and any adjournment thereof (the "Annual Meeting"). The shares represented by the proxies received in response to this solicitation and not properly revoked will be voted at the Annual Meeting in accordance with the instructions therein. A stockholder who has given a proxy may revoke it at any time before it is exercised by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a later date or by voting in person at the Annual Meeting. On the matters coming before the Annual Meeting for which a choice has been specified by a stockholder by means of the ballot on the proxy, the shares will be voted accordingly. If no choice is specified, the shares will be voted "FOR" the election of the nominees for director listed in this Proxy Statement and "FOR" approval of the proposals referred to in Items 2 and 3 in the Notice of Annual Meeting and described in this Proxy Statement.

      Stockholders of record at the close of business on April 2, 2001 (the "Record Date"), are entitled to vote at the Annual Meeting. As of the close of business on that date, the Company had 1,000,000 shares of common stock, $.001 par value (the "Common Stock"), outstanding. The presence in person or by proxy of the holders of a majority of the Company's outstanding shares constitutes a quorum for the transaction of business at the Annual Meeting. Each holder of Common Stock is entitled to one vote for each share held as of the Record Date.

      The matters submitted for stockholder approval at the Annual Meeting will be decided by the affirmative vote of the majority of the shares represented in person or by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. A proxy may be revoked by the shareholder at any time prior to its being voted.

      The expense of printing and mailing proxy materials will be borne by the Company. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers and other employees of the Company by personal interview, telephone or facsimile. No additional compensation will be paid to such persons for such solicitation.

      This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 16, 2001.

                                    IMPORTANT

      PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT, WHETHER YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING OR NOT, YOUR SHARES CAN BE VOTED. THIS WILL NOT LIMIT YOUR RIGHTS TO ATTEND OR VOTE AT THE ANNUAL MEETING.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

NOMINEES

      The Company's Board of Directors is divided into three classes with one class of directors elected each year at the annual meeting of stockholders for a three-year term of office. Mr. Westin serves as the Class II director, whose term expired in 2000; Mr. Pittore serves as the Class III director whose term expires in 2001; and Dr. Robert Herrick serves as the Class I director whose term expires in 2002. The director of each class holds his position until the annual meeting of stockholders at which his respective successor is elected and qualified or until his early resignation, removal from office, death or incapacity.

      The Board of Directors proposes the election at the Annual Meeting of Mr. Westin as the Class II director to serve until the 2003 Annual Meeting and Mr. Pittore as Class III director to serve until the 2004 Annual Meeting. Mr. Westin's proposed term is two years rather than three because the Company did not hold an annual meeting in fiscal 2000. Unless authority to vote for a nominee is withheld, it is intended that the shares represented by proxy will be voted for the election of such nominee. If Mr. Westin, or Mr. Pittore are unable or decline to serve as a director at the time of the Annual Meeting, an event not now anticipated, proxies will be voted for any nominee designated by the Board of Directors to fill the vacancy.

      Certain biographical information of the nominee, and of the members of the Board of Directors continuing in office after the Annual Meeting, is set forth below.

CLASS II

      RICHARD J. WESTIN, 59, has been Director, Co-Chairman of the Board of Directors, Chief Executive Officer and Secretary of the Company since its incorporation in April 1997. From 1986 until 1998, Mr. Westin served as President of The Westor Financial Group, Inc., now, Opus X Inc., a company specializing in financing the development of assisted living facilities across the country. Mr. Westin received his Bachelor of Arts degree from the University of North Carolina at Chapel Hill and his Juris Doctor degree from the University of California's Hastings College of the Law.

CLASS III

      JESSE A. PITTORE, 60, has been Director, Co-Chairman of the Board of Directors, President and Chief Operating Officer of the Company since its incorporation in April 1997. From 1986 until 1998, Mr. Pittore was Chairman of the Board of Opus. Mr. Pittore holds a Bachelor of Science degree in Industrial Engineering and Business Management from the University of California, Berkeley.

CLASS I

      ROBERT R. HERRICK, M.D., 62, has been a Director of the Company since January 1998. Dr. Herrick has been in private practice in neurology in Northern California since 1971. In 1997, he served as Chief of Staff to Doctors' Medical Center in San Pablo, California and currently serves as President of the Board of Governors of that hospital. Dr. Herrick received his bachelor's degree from Oberlin College in Ohio and his medical degree from the University of Chicago Medical School.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MR. WESTIN AS THE CLASS II DIRECTOR AND THE ELECTION OF MR. PITTORE AS THE CLASS III DIRECTOR.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors held four meetings during fiscal 2000. All directors attended all of the meetings of the Board of Directors. There are no committees of the Board of Directors.

COMPENSATION OF DIRECTORS

      Directors who are employees of the Company do not receive any fees for service on the Board of Directors. Dr. Herrick, nonemployee director, receives options to purchase 5,000 shares of the Company's common stock per year for his services as director, subject to adjustment by the Board of Directors. The grant is made at the annual meeting.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows as of March 15, 2001, (1) the beneficial owners of more than 5% of the outstanding Common Stock of the Company and their holdings and (2) the number of shares held by each director and each executive officer listed in the table under the section titled "Executive Compensation" below and all directors and executive officers as a group, as reported by each person. Except as noted, each person has sole voting and investment power over shares indicated in the table.

      Ownership information is based upon information furnished by the respective individuals or entities, as the case may be.

                                            AMOUNT AND NATURE OF COMMON STOCK BENEFICIALLY OWNED
                                            ----------------------------------------------------
BENEFICIAL OWNER                                 NUMBER OF SHARES          PERCENT OF CLASS
----------------                            --------------------------  ------------------------
STOCKHOLDERS

Opus X Inc.                                          53,537(1)                  5.4%
    2614 Telegraph Avenue
    Berkeley, CA 94704

DIRECTORS AND OTHER EXECUTIVE OFFICERS
Jesse A. Pittore                                    194,177(2)                 17.9
Richard J. Westin                                   194,178(3)                 17.9
Robert Herrick, M.D.                                  4,131(4)                  *
James P. Tolley                                      19,267(5)                  1.9
All directors and officers as a group
(4 persons)                                         411,753(2)(3)(4)(5)        34.9

----------
 *  Less than 1%

(1) Opus X Inc. ("Opus"), formerly known as Westor Financial Group, Inc., is jointly owned by Messrs. Pittore and Westin.

(2) Includes 26,768 out of 53,537 shares of common stock owned by Opus, of which Mr. Pittore owns an approximately 50% interest and 83,333 which could be acquired by exercising options within 60 days of March 15, 2001.

(3) Includes 26,769 out of 53,537 shares of common stock owned by Opus, of which Mr. Westin owns an approximately 50% interest and 83,333 which could be acquired by exercising options within 60 days of March 15, 2001.

(4) Includes 4,000 shares that Dr. Herrick could acquire by exercising options within 60 days of March 15, 2001.

(5) Includes 10,417 shares that Mr. Tolley could acquire by exercising options within 60 days of March 15, 2001.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

      The following table summarizes all compensation paid to the Company's Chief Executive Officer and to the Company's other two executive officers for services rendered in all capacities to the Company for the fiscal years ended September 30, 2000, 1999 and 1998. Only Mr. Tolley received compensation from the Company for fiscal year 1998.

      Pursuant to the Plan of Reorganization (the "Plan"), for two years after the effective date of the Plan, which ended on September 30, 2000, Messrs. Westin and Pittore have agreed not to accept more than $1,000 per month in salary for their services as officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                   LONG-TERM
                                                                  COMPENSATION
                                                                     AWARDS
                                                                  ------------
                                        ANNUAL COMPENSATION        SECURITIES
                                      ------------------------     UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION           YEAR    SALARY     BONUS    OPTIONS/SARS  COMPENSATION(1)
---------------------------           ----   --------    -----    ------------  ---------------
Richard J. Westin................     2000   $ 12,000       --           --         $12,000
  Co-Chairman of the Board and        1999     12,000       --       83,333          12,000
  Chief Executive Officer             1998         --       --           --              --

Jesse A. Pittore.................     2000     12,000       --           --          12,000
  Co-Chairman of the Board and        1999     12,000       --       83,333          12,000
  President                           1998         --       --           --              --

Robert R. Herrick, M.D...........     2000         --       --        3,000              --
  Director                            1999         --       --        1,000              --
                                      1998         --       --           --              --

James P. Tolley..................     2000    117,000                    --              --
  Chief Financial Officer             1999    102,000       --       20,000              --
                                      1998     25,500       --           --              --

----------

(1) Car and travel allowances of $1,000 per month.


LEGAL PROCEEDINGS

      The Company was formed pursuant to the Plan of Reorganization, which was proposed by the partnerships including Historic Housing for Seniors Limited Partnership, Historic Housing for Senior II Limited Partnership, Historic Housing for Seniors III Limited Partnership and Housing for Seniors Participating Mortgage Fund Limited Partnership in January 1997 and confirmed by the bankruptcy court on September 30, 1998.

      The following tables set forth certain information as of September 30, 2000 and for the fiscal year then ended with respect to stock options granted to and exercised by the individuals named in the Summary Compensation Table above.

              OPTION GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                                                                POTENTIAL REALIZABLE VALUE
                                                                                  AT ASSUMED ANNUAL RATES
                                                                                OF STOCK PRICE APPRECIATION
                                   INDIVIDUAL GRANTS                                FOR OPTION TERM (1)
                     ---------------------------------------------------   ------------------------------------
                                    NUMBER OF      % OF
                                    SECURITIES     TOTAL
                                    UNDERLYING    OPTIONS
                     NUMBER OF       OPTIONS     GRANTED TO    EXERCISE
                      OPTIONS        GRANTED    EMPLOYEES IN     PRICE     EXPIRATION
    NAME              GRANTED       GRANTED(#)   FISCAL YEAR     ($/SH)       DATE          5%($)        10%($)
------------         ---------      ----------  ------------   --------    ----------     --------       -------
Robert R. Herrick,     3,000          3,000        37.5%          $1.00      2/1/10        $16,369       $19,555
M.D

----------

(1) The 5% and 10% assumed rates of appreciation are suggested by the rules of the Securities and Exchange Commission and do not represent the Company's estimates or projection of the future Common Stock price. There can be no assurance that any of the values reflected in the table will be achieved. There is no market for the Company's common stock at this time. For purposes of this calculation a beginning value of $5.97 per share, the net book value on September 30, 1998, has been utilized in lieu of a market-determined fair market value.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR
                         AND 2000 YEAR END OPTION VALUES

                                                              NUMBER OF
                                                              SECURITIES           VALUE OF
                                                              UNDERLYING         UNEXERCISED
                                                             UNEXERCISED         IN-THE-MONEY
                                                             OPTIONS AT           OPTIONS AT
                                                        SEPTEMBER 30, 2000(#) SEPTEMBER 30, 2000($)(2)
                                                        --------------------- ------------------------
                        SHARES ACQUIRED         VALUE        EXERCISABLE/         EXERCISABLE/
        NAME             ON EXERCISE(#)     REALIZED($)(1)  UNEXERCISABLE        UNEXERCISABLE
-------------------     ---------------     --------------  -------------        -------------
Richard J. Westin                 --        $      --          83,333/0          $405,832/$0
Jesse A. Pittore                  --               --          83,333/0          $405,832/$0
Robert R. Herrick, M.D.           --               --           4,000/0           $19,880/$0
James P. Tolley                   --               --           8,750/11,250      $43,487/$55,912

----------

(1) Calculated on the basis of the fair market value of the underlying securities at the exercise date minus the exercise price.

(2) Calculated on the basis of the fair market value of the underlying securities at September 30,1998, assumed to be the net book value of $5.97 per share (because the Company's common stock is not listed on any exchange), minus the exercise price of $1.10 for Westin and Pittore, $1.00 for Herrick and Tolley.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Evergreen Management, Inc. ("Evergreen"), which is jointly owned by Messrs. Westin and Pittore, presently manages all of the Company's properties under management agreements that were substantially amended pursuant to the Plan of Reorganization. The Company and Evergreen enter into individual contracts for each of the facilities owned by the Company. Each management contract's initial term is three years, and Evergreen has the option to extend each management contract for an additional three-year term. The management fee paid pursuant to each management contract is based on a percentage of gross revenues of the property, with the average management fee being 4.5%. The following table sets forth the management fees earned by Evergreen for each property for the years ended September 30, 1999 and 2000.

    Facility Location (Facility Name)                         2000                 1999
    ---------------------------------                        -------             -------
Rock Island, Illinois (The Fort Armstrong)                   $56,007             $55,248

Fort Madison, Iowa (The Kensington)                           49,137              43,388

Chanute, Kansas (The Tioga)                                   27,461              32,094

Cumberland, Maryland (The Kensington Algonquin)               75,295              71,819

Port Huron, Michigan (The Harrington Inn)                     53,484              50,059

Beatrice, Nebraska (The Kensington Paddock)                   27,035              25,995

Hastings, Nebraska (The Kensington)                           51,167              46,307

Dickinson, North Dakota (The Evergreen Retirement Inn         54,203              47,897

Williston, North Dakota (The Kensington)                      60,830              63,514

Manitowoc, Wisconsin (Hotel Manitowoc)                         5,404               4,810
                                                            --------            --------
        Total                                               $460,023            $441,130


      The Company leases its headquarters in Berkeley, California from The Waterford Company, which is owned by members of Mr. Westin's family, for $24,000 per year and on terms and conditions that the Company's believes are at or more favorable than prevailing market rates.

      The Company has entered into an agreement with entities controlled by Richard J. Westin and Jesse A. Pittore, directors and officers of the Company, to jointly develop, build and operate an Alzheimer's facility in Cumberland, MD. The agreement provides, in part, for the Company to contribute land located adjacent to its Cumberland, MD facility upon which the Alzheimer's facility is built. The Westin and Pittore entities have funded all of the costs to build, furnish and operate the facility. For its contribution of land, the Company will receive a 25% ownership interest and 25% of all net income and proceeds from the operation and sale of the facility. This facility began operations in August 2000.

      The following information (in thousands) summarizes the activity of the joint venture through September 30, 2000:

               Land contributed to joint venture   $ 130

               Cash advances to joint venture         52

               Company's share of net (loss)         (18)
                                                   -----
               Investment in joint venture         $ 164
                                                   =====

EMPLOYMENT AGREEMENTS

      Each of Messrs. Pittore and Westin have entered into employment agreements with the Company dated as of September 30, 1998. The employment agreements provide that from October 1, 1998 through September 30, 2000, each shall be paid a salary at the annual rate of $12,000. Thereafter, the salary to be paid to each shall be in the discretion of the board of directors, but in no case shall such salary be less than $240,000 per year. The agreements also provide that each of Messrs. Pittore and Westin is eligible for an annual incentive bonus to be granted in the discretion of the board of directors with such bonus to be up to 100% of base salary. The agreements provide further that the Company shall grant to each of Messrs. Pittore and Westin options to purchase up to 83,333 shares of the Company's Common Stock, pursuant to the Company's 1997 Employee Stock Incentive Plan. Pursuant to the agreements, each of Messrs. Pittore and Westin are eligible for loans from the Company up to $720,000 subject to certain terms and conditions provided in the employment agreements. As of April 1, 2001 Messrs. Westin and Pittore continue to receive a salary at the rate of $12,000 per annum in place of the amount described in the employment agreements.

                                   PROPOSAL 2

                    PROPOSAL TO ADOPT THE AGEMARK CORPORATION
                            2001 STOCK INCENTIVE PLAN

      On January 15, 2001, the Board of Directors approved adoption of the Company's 2001 Stock Incentive Plan (the "Stock Plan"), subject to the approval of the Company's stockholders at the Annual Meeting. The following summary of the principal features of the Stock Plan is qualified by reference to the terms of the Stock Plan, a copy of which is attached hereto as Appendix A. Stockholders are urged to read the Stock Plan in its entirety.

      No grants have been made under this plan to date.

STOCK PLAN

      The Stock Plan provides for the grant of options or awards to purchase an aggregate of 200,000 shares of Common Stock, such amount to be increased each year in accordance with the formula set forth below under the caption "--Annual Increase in Shares." Under the Stock Plan, the Company may issue incentive stock options ("ISO") to purchase Common Stock intended to qualify for preferential tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), nonstatutory stock options ("NSO") to purchase Common Stock that do not qualify for such treatment under the Code and restricted stock, which may or may not be subject to vesting ("Restricted Shares"). All employees (including officers and Directors) of the Company or any subsidiary and any independent contractor who performs services for the Company are eligible to receive grants of NSOs or ISOs; provided, however, that such employee or independent contractor must be identified by the Chief Executive Officer of the Company as a key contributor.

      The purpose of the Stock Plan is to assist the Company in the recruitment, retention and motivation of employees and of independent contractors who are in a position to make material contributions to the Company's progress. The Stock Plan offers a significant incentive to the employees and independent contractors of the Company by enabling such individuals to acquire the Common Stock, thereby increasing their proprietary interest in the growth and success of the Company. The Company believes that the granting of options and shares is necessary to attract the highest quality personnel as well as to reward and thereby retain existing key personnel. Moreover, the attraction and retention of such personnel is essential to the continued progress of the Company, which ultimately is in the interests of the Company's stockholders.

ADMINISTRATION

      The Board of Directors administers the Stock Plan. Subject to the limitations set forth in the Stock Plan, the Board of Directors has the authority to determine, among other things, to whom options will be granted, the number of shares, the term during which an option may be exercised and the rate at which the options may be exercised and the shares may vest. All questions of interpretation or application of the Stock Plan are determined by the Board of Directors, whose decisions are final and binding upon all participants.

TERMS OF OPTIONS AND AWARDS

      The maximum term of each option that may be granted under the Stock Plan is 10 years. An option may, if so determined by the Board of Directors, constitute an ISO to the extent that the aggregate fair market value (determined at the time the option is granted) of Common Stock with respect to which ISOs are exercisable for the first time by any optionee during any calendar year (under the Stock Plan and all other stock option plans of the Company or its subsidiaries) does not exceed $100,000.

      The exercise price under each ISO shall be the fair market value of Company's common stock on the date the option is granted. The exercise price under each NSO shall be determined by the Board of Directors in its sole discretion; provided, however, that the exercise price shall not be less than 85% of the fair market value on the date the option is granted. The exercise price may be paid by (i) cashier's check or wire transfer, (ii) with the consent of the Board of Directors, through the tender to the Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the exercise price has been paid thereby, at their fair market value on the date of exercise or (iii) with the consent of the Board of Directors, through the exercise of a full recourse promissory note on terms satisfactory to the Board of Directors. The Company shall have the right, as a condition to the exercise of any option, to withhold from any amount payable to the optionee, or require the optionee to remit to the Company (or a subsidiary) an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements imposed with respect to the exercise of the option or the issuance of shares of Common Stock pursuant to the option.

      Restricted Shares may also be issued under the Stock Plan. Restricted Shares are nontransferrable and may be subject to forfeiture provisions. The Board of Directors may determine whether to impose vesting or other restrictive provisions on awards of Restricted Shares. The Board of Directors, for instance, may require that any cash dividends paid on the Restricted Shares must be used to purchase additional Restricted Shares. The purchase price of the Restricted Shares may be paid in the same manner as the exercise price for options under the Stock Plan.

ANNUAL INCREASE IN SHARES

      The Stock Plan provides that on January 1 of each year from 2002 to 2004, the number of ISOs, NSOs and Restricted Shares available for grant by the Board of Directors under the Stock Plan automatically increases by 25,000 shares. Starting January 1, 2005, the number of ISOs, NSOs and Restricted Shares issuable under the Stock Plan automatically increases by the lower of 25,000 shares or 10% of the total number of shares of common stock then outstanding. Additionally, to the extent that stock options are forfeited or terminate for any reason before being exercised, then such number of shares may again become available for grant under the Stock Plan.

AMENDMENT AND TERMINATION

      The Board of Directors may, at any time and from time to time, amend, suspend or terminate the Stock Plan as to any shares of Common Stock as to which options have not been granted. No amendment shall, without the approval of the Company's stockholders, (a) materially change the requirements as to the eligibility to receive options, (b) increase the maximum number of shares subject to the Stock Plan (with certain exceptions described below in "Effect of Certain Corporate Events"), (c) change the minimum option price (with certain exceptions described below in "Effect of Certain Corporate Events"), (d) increase the maximum period during which options may be exercised, (e) extend the term of the Stock Plan or (f) materially increase the benefits accruing to any optionee under the Stock Plan.

EFFECT OF CERTAIN CORPORATE EVENTS

      If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company, by reason of any recapitalization, stock split-up, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase affecting such outstanding shares generally that is effected without receipt of consideration by the Company, occurring after the effective date of the Stock Plan, the number and kinds of shares for which options may be granted under the Stock Plan shall be adjusted proportionately and accordingly by the Board of Directors.

      Except as provided in the next paragraph, in the event of a merger or other reorganization pursuant to which the Company is the surviving company, any option previously granted pursuant to the Stock Plan shall be proportionately adjusted, and the exercise price will be adjusted such that the aggregate option price will be the same as the aggregate option price of the shares subject to the option immediately prior to such reorganization, merger or consolidation.

      Upon the dissolution or liquidation of the Company, or upon a merger, or reorganization (whether or not the Company is the surviving company) or sale of substantially all of the assets of the Company to another company in any transaction not approved by the Board of Directors which results in any person or entity owning fifty percent or more of the combined voting power of all classes of the Company's stock, the Stock Plan and options thereunder shall terminate, except to the extent that provision is made in writing in connection with such transaction for the continuation of the Stock Plan and/or the assumption of the options granted under the Stock Plan. In the event of any such termination of the Stock Plan, each individual holding an option shall have the right immediately prior to such termination, as the Board of Directors in its sole discretion shall determine and designate, to exercise such option in whole or in part, whether or not such option was exercisable at the time such termination occurs.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS UNDER THE STOCK PLAN

      Neither the optionee nor the Company will incur any federal tax consequences as a result of the grant of an option. The optionee will have no taxable income upon exercising an ISO (except the alternative minimum tax may apply), and the Company will receive no deduction when an ISO is exercised. Upon exercising a NSO, the optionee generally must recognize ordinary income equal to the "spread" between the exercise price and the fair market value of Common Stock on the date of exercise; the Company will be entitled to a deduction for the same amount. In the case of an employee, the option spread at the time a NSO is exercised is subject to income tax withholding, but the optionee generally may elect to satisfy the withholding tax obligation by having shares of Common Stock withheld from those purchased under the NSO. The tax treatment of a disposition of option shares acquired under the Stock Plan depends on how long the shares have been held and on whether such shares were acquired by exercising an ISO or by exercising a NSO. The Company will not be entitled to a deduction in connection with a disposition of option shares, except in the case of a disposition of shares acquired under an ISO before the applicable ISO holding periods have been satisfied.

      The above description of tax consequences is based upon federal tax laws and regulations and does not purport to be a complete description of the federal income tax aspects of the Stock Plan.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE COMPANY'S 2001 STOCK INCENTIVE PLAN.


                                   PROPOSAL 3

                      RATIFICATION OF INDEPENDENT AUDITORS

      The Board of Directors has appointed the firm of Timpson Garcia as the Company's independent auditors for the fiscal year ending September 2001, subject to ratification by the stockholders. Timpson Garcia has audited the Company's financial statements since September 30, 1998. A representative of Timpson Garcia is expected to be present at the Company's Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

      Ratification will require the affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy. In the event ratification is not provided, the Board of Directors will review its future selection of the Company's independent auditors.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF TIMPSON GARCIA LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

            FEES BILLED FOR SERVICES RENDERED BY PRINCIPAL ACCOUNTANT

      During the fiscal year ended September 30, 2000, Timpson Garcia, the Company's independent auditors and principal accountant, billed the Company the fees set forth below. As Timpson Garcia has not provided non-audit services to the Company, the Board of Directors has not considered whether the provision of financial information systems design and implementation services and other non-audit services is compatible with the principal accountant's independence.

                         Financial Information System
Audit Fees              Design and Implementation Fees            All Other Fees
----------              ------------------------------            --------------
  $24,500                            $ 0                               $ 0

                STOCKHOLDER PROPOSALS FOR THE 2002 ANNUAL MEETING

      Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2002 Annual Meeting must be received by the Secretary of the Company no later than December 17, 2001 in order that they may be included in the agenda at the Company's annual meeting.

                                  OTHER MATTERS

      The Company knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Under the securities laws of the United States, the Company's directors, executive officers and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to identify in this Proxy Statement those persons who failed to timely file these reports. Based on a review of the Company's records, all of the filing requirements were satisfied for the fiscal year ended September 30, 2000.

      Whether you intend to be present at the Annual Meeting or not, we urge you to return your signed proxy promptly.

                                        By order of the Board of Directors.



                                        Richard J. Westin
                                        Chief Executive Officer

April 16, 2001

                               AGEMARK CORPORATION
                            2001 STOCK INCENTIVE PLAN

                          (EFFECTIVE JANUARY 15, 2001)

                               AGEMARK CORPORATION
                            2001 STOCK INCENTIVE PLAN

                          (EFFECTIVE JANUARY 15, 2001)

                                TABLE OF CONTENTS


ARTICLE 1. INTRODUCTION......................................................................1


ARTICLE 2. ADMINISTRATION....................................................................1

     2.1     Committee Composition...........................................................1
     2.2     Committee Responsibilities......................................................1
     2.3     Committee for Non-Officer Grants................................................1

ARTICLE 3. SHARES AVAILABLE FOR GRANTS.......................................................2

     3.1     Basic Limitation................................................................2
     3.2     Annual Increase in Shares.......................................................2
     3.3     Additional Shares...............................................................2

ARTICLE 4. ELIGIBILITY.......................................................................2

     4.1     General Rule....................................................................2
     4.2     Ten-Percent Shareholders........................................................2
     4.3     Attribution Rules...............................................................3
     4.4     Outstanding Stock...............................................................3

ARTICLE 5. OPTIONS...........................................................................3

     5.1     Stock Option Agreement..........................................................3
     5.2     Number of Shares................................................................3
     5.3     Exercise Price..................................................................3
     5.4     Exercisability and Term.........................................................3
     5.5     Effect of Change in Control.....................................................4
     5.6     Modification or Assumption of Options...........................................4
     5.7     Buyout Provisions...............................................................4

ARTICLE 6. PAYMENT FOR OPTION SHARES.........................................................4

     6.1     General Rule....................................................................4

ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS......................................5

     7.1     Initial Grants..................................................................5

     7.2     Annual Grants...................................................................5
     7.3     Accelerated Exercisability......................................................5
     7.4     Exercise Price..................................................................5
     7.5     Term............................................................................6
     7.6     Affiliates of Outside Directors.................................................6

ARTICLE 8. RESTRICTED SHARES.................................................................6

     8.1     Restricted Stock Agreement......................................................6
     8.2     Payment for Awards..............................................................6
     8.3     Vesting Conditions..............................................................6
     8.4     Voting and Dividend Rights......................................................6

ARTICLE 9. PROTECTION AGAINST DILUTION.......................................................7

     9.1     Adjustments.....................................................................7
     9.2     Dissolution or Liquidation......................................................7
     9.3     Reorganizations.................................................................7
     9.4     Reservation of Rights...........................................................8

ARTICLE 10. DEFERRAL OF DELIVERY OF SHARES...................................................8


ARTICLE 11. AWARDS UNDER OTHER PLANS.........................................................8


ARTICLE 12. LIMITATION ON RIGHTS.............................................................8

     12.1    Retention Rights................................................................8
     12.2    Shareholders' Rights............................................................9
     12.3    Regulatory Requirements.........................................................9

ARTICLE 13. WITHHOLDING TAXES................................................................9

     13.1    General.........................................................................9
     13.2    Share Withholding...............................................................9

ARTICLE 14. FUTURE OF THE PLAN...............................................................9

     14.1    Term of the Plan................................................................9
     14.2    Amendment or Termination.......................................................10

ARTICLE 15. DEFINITIONS.....................................................................10

     15.1    "Affiliate"....................................................................10
     15.2    "Award"........................................................................10
     15.3    "Board"........................................................................10
     15.4    "Change in Control"............................................................10
     15.5    "Code".........................................................................11

     15.6    "Committee"....................................................................11
     15.7    "Common-Law Employee"..........................................................11
     15.8    "Common Share".................................................................11
     15.9    "Company"......................................................................11
     15.10   "Consultant"...................................................................11
     15.11   "Exchange Act".................................................................11
     15.12   "Exercise Price"...............................................................11
     15.13   "Fair Market Value"............................................................11
     15.14   "ISO"..........................................................................11
     15.15   "Key Contributor"..............................................................11
     15.16   "NSO"..........................................................................11
     15.17   "Option".......................................................................12
     15.18   "Optionee".....................................................................12
     15.19   "Outside Director".............................................................12
     15.20   "Parent".......................................................................12
     15.21   "Participant"..................................................................12
     15.22   "Plan".........................................................................12
     15.23   "Restricted Share".............................................................12
     15.24   "Restricted Stock Agreement"...................................................12
     15.25   "Service" means service as a Key Contributor...................................12
     15.26   "Stock Option Agreement".......................................................12
     15.27   "Subsidiary"...................................................................12
     15.28   "Total and Permanent Disability"...............................................12
     15.29   "W-2 Payroll"..................................................................12

ARTICLE 16. EXECUTION.......................................................................13

                               AGEMARK CORPORATION
                            2001 STOCK INCENTIVE PLAN


                            ARTICLE 1. INTRODUCTION.

      The Plan was adopted by the Board effective January 15, 2001. The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Key Contributors to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Contributors with exceptional qualifications and (c) linking Key Contributors directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares or Options (which may constitute incentive stock options or nonstatutory stock options).

      The Plan shall be governed by, and construed in accordance with, the laws of the State of Nevada (except their choice-of-law provisions).


                           ARTICLE 2. ADMINISTRATION.

      2.1 COMMITTEE COMPOSITION. The Plan shall be administered by the Board. However, any or all administrative functions otherwise exercisable by the Board may be delegated to a Committee. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, the composition of the Committee shall satisfy such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act and such requirements as the Internal Revenue Service may establish for outside directors acting under plan intended to qualify for exemption under Section 162(m)(4)(C) of the Code.

      2.2 COMMITTEE RESPONSIBILITIES. The Committee shall (a) select the Key Contributors who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards,
(c) interpret the Plan and (d) make all other decisions relating to the operation of the Plan. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

      2.3 COMMITTEE FOR NON-OFFICER GRANTS. The Board may also appoint a secondary committee of the Board, which shall be composed of two or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Key Contributors who are not considered officers or directors of the Company under
Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Contributors and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

                    ARTICLE 3. SHARES AVAILABLE FOR GRANTS.

      3.1 BASIC LIMITATION. Common Shares issued under this Plan shall be authorized but unissued shares. The aggregate number of Options and Restricted Shares awarded under the Plan shall not exceed (a) 200,000 plus (b) the additional Common Shares described in Sections 3.2 and 3.3. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 9.

      3.2 ANNUAL INCREASE IN SHARES. As of January 1 of each year, commencing with the year 2002 and ending with the year 2004, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by 25,000 shares. As of January 1 of each year, commencing with the year 2005, the aggregate number of Options and Restricted Shares that may be awarded under the Plan shall automatically increase by a number equal to the lesser of (a) 10% of the total number of Common Shares then outstanding or (b) 25,000 shares.

      3.3 ADDITIONAL SHARES. If Options are forfeited or terminate for any other reason before being exercised, then the corresponding Common Shares shall again become available for the grant of Options or Restricted Shares under the Plan. If Restricted Shares or Common Shares issued upon the exercise of Options are forfeited, then such Common Shares shall again become available for the grant of NSOs and Restricted Shares under the Plan. The aggregate number of Common Shares that may be issued under the Plan upon the exercise of ISOs shall not be increased when Restricted Shares or other Common Shares are forfeited.


                            ARTICLE 4. ELIGIBILITY.

      4.1 GENERAL RULE. Only Key Contributors shall be eligible for designation as Participants by the Committee. In addition, only individuals who are employed as Common-Law Employees by the Company or a Subsidiary shall be eligible for the grant of ISOs.

      4.2 TEN-PERCENT SHAREHOLDERS. A Key Contributor who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Subsidiaries shall not be eligible for designation as an Offeree or Optionee unless (i) the Exercise Price for an ISO (and a NSO to the extent required by applicable law) is at least one hundred ten percent (110%) of the Fair Market Value of a Share on the date of grant, (ii) the Purchase Price of Shares is at least one hundred percent (100%) of the Fair Market Value of a Share on the date of grant, and (iii) in the case of an ISO, such ISO by its terms is not exercisable after the expiration of five years from the date of grant. Notwithstanding the preceding sentence in this Section 4.2, if the Shares are exercised prior to vesting pursuant to the Stock Purchase Agreement, and the Fair Market Value of the Shares at such time equals the Exercise Price, the limit of 100% provided in Section 260.140.42(b)(2) in Title 10 of the California Code of Regulations shall apply to the Exercise Price for an NSO if required by applicable law; provided, however, that the Key Contributor exercises his or her Options within ten (10) days from the date of grant.

      4.3 ATTRIBUTION RULES. For purposes of Section 4.2 above and only with respect to the grant of ISOs, in determining stock ownership, a Key Contributor shall be deemed to own the stock owned, directly or indirectly, by or for his brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. Stock with respect to which such Key Contributor holds an Option shall not be counted.

      4.4 OUTSTANDING STOCK. For purposes of Section 4.2 above, "outstanding stock" shall include all stock actually issued and outstanding immediately after the grant. "Outstanding Stock" shall not include shares authorized for issuance under outstanding Options held by the Key Contributor or by any other person.


                              ARTICLE 5. OPTIONS.

      5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that a new Option will be granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.1(a).

      5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9. Options granted to any Optionee in a single fiscal year of the Company shall not cover more than 100,000 Common Shares, except that Options granted to a new Key Contributor in the fiscal year of the Company in which his or her service as a Key Contributor first commences shall not cover more than 100,000 Common Shares. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with
Article 9.

      5.3 EXERCISE PRICE. An Option's Exercise Price shall be established by the Board and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10% stockholders) on the date of grant. To the extent required by applicable law, the Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value (110% for 10% stockholders) on the date of grant. The Exercise Price shall be payable in Article 6. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set prescribed in this paragraph if the Option grant is attributable to the issuance or assumption of an option in a transaction to which Code section 424(a) applies.

      5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed ten (10) years from the date of grant (or five (5) years for ten percent (10%) shareholders as provided in Section 4.2). Subject to the preceding sentence, the exercisability of any Option shall be determined by the Committee in its sole discretion. In addition, a Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service.

      5.5 EFFECT OF CHANGE IN CONTROL. The Committee may determine, at the time of granting an Option or thereafter, that such Option shall become exercisable as to all or part of the Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company; provided, however, that in the case of an ISO, the acceleration of exercisability shall not occur without the Optionee's written consent.

      5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different Exercise Price. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option.

      5.7 BUYOUT PROVISIONS. The Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.


                     ARTICLE 6. PAYMENT FOR OPTION SHARES.

      6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued under the Plan shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except as provided below:

            (a) SURRENDER OF STOCK. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan. The Optionee shall not surrender, or attest to the ownership of, Common Shares in payment of the Exercise Price if such action would cause the Company to recognize compensation expense (or additional compensation expense) with respect to the Option for financial reporting purposes.

            (b) EXERCISE/SALE. To the extent that a Stock Option Agreement so provides and a public market for Common Shares exists, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.

            (c) EXERCISE/PLEDGE. To the extent that a Stock Option Agreement so provides and a public market for Common Shares exists, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to pledge all or part of the Common Shares being purchased under the Plan to a securities broker or lender approved by the Company, as security for a loan, and to deliver all or part of the loan proceeds to the Company.

            (d) PROMISSORY NOTE. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note. However, the par value of the Common Shares being purchased under the Plan, if newly issued, shall be paid in cash or cash equivalents.

            (e) OTHER FORMS OF PAYMENT. To the extent that a Stock Option Agreement so provides, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.


            ARTICLE 7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.

      7.1 INITIAL GRANTS. Each Outside Director shall automatically receive a one-time grant of an NSO covering 5,000 Common Shares (subject to adjustment under Article 9) as a result of his or her appointment as an Outside Director. Such NSO shall be granted on the date when such Outside Director first joins the Board and shall become exercisable in four equal installments at three intervals over the twelve-month period commencing on the date of grant.

      7.2 ANNUAL GRANTS. Upon the conclusion of each regular annual meeting of the Company's shareholders held in the year 2001 or thereafter, each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO covering 5,000 Common Shares (subject to adjustment under Article
9) as a result of his or her appointment as an Outside Director, except that such NSO shall not be granted in the calendar year in which the same Outside Director received the NSO described in Section 7.1. NSOs granted under this
Section 7.2 shall become exercisable in full on the first anniversary of the date of grant.

      7.3 ACCELERATED EXERCISABILITY. All NSOs granted to an Outside Director under this Article 7 shall also become exercisable in full in the event of:

            (a) The termination of such Outside Director's service because of death, Total and Permanent Disability or retirement at or after age 65; or

            (b) A Change in Control with respect to the Company.

      7.4 EXERCISE PRICE. An Option's Exercise Price shall be established by the Board and set forth in a Stock Option Agreement. The Exercise Price of an ISO shall not be less than 100% of the Fair Market Value (110% for 10% Stockholders) on the date of grant. To the extent required by applicable law, the Exercise Price of a Nonstatutory Option shall not be less than 85% of the Fair Market Value (110% for 10% Stockholders) on the date of grant. The Exercise Price shall be payable in Article 6. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set prescribed in this paragraph if the Option grant is attributable to the issuance or assumption of an option in a transaction to which Code section 424(a) applies.

      7.5 TERM. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earliest of (a) the 5th anniversary of the date of grant,
(b) the date six (6) months after the termination of such Outside Director's service for any reason other than death or Total and Permanent Disability or (c) the date six (6) months after the termination of such Outside Director's service because of death or Total and Permanent Disability.

      7.6 AFFILIATES OF OUTSIDE DIRECTORS. In consultation with the Company's advisors, the Committee may provide that the NSOs that otherwise would be granted to an Outside Director under this Article 7 shall instead be granted to an affiliate of such Outside Director. Such affiliate shall then be deemed to be an Outside Director for purposes of the Plan, provided that the service-related vesting and termination provisions pertaining to the NSOs shall be applied with regard to the service of the Outside Director.


                         ARTICLE 8. RESTRICTED SHARES.

      8.1 RESTRICTED STOCK AGREEMENT. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.

      8.2 PAYMENT FOR AWARDS. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including, without limitation, cash, cash equivalents and full-recourse promissory notes. Restricted Shares may also be awarded in consideration of past Services to the Company, a Parent or a Subsidiary. In the case of a promissory note, the Restricted Shares shall be pledged as security for the payment of the principal amount of the promissory note thereon.

      8.3 VESTING CONDITIONS. Each Award of Restricted Shares may or may not be subject to vesting provided that the Company receives adequate consideration for the shares under applicable laws. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company.

      8.4 VOTING AND DIVIDEND RIGHTS. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Restricted Stock Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Shares available under Article 3.


                    ARTICLE 9. PROTECTION AGAINST DILUTION.

      9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

            (a) The number of Options and Restricted Shares available for future Awards under Article 3;

            (b) The limitations set forth in Section 5.2;

            (c) The number of NSOs to be granted to Outside Directors under
      Article 7;

            (d) The number of Common Shares covered by each outstanding Option;
      or

            (e) The Exercise Price under each outstanding Option.

      Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      9.2 DISSOLUTION OR LIQUIDATION. To the extent not previously exercised, Options shall terminate immediately prior to the dissolution or liquidation of the Company.

      9.3 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Options and Restricted Shares may be subject to the agreement of merger or reorganization. Such agreement shall provide for:

            (a) The continuation of the outstanding Awards by the Company, if the Company is a surviving corporation;

            (b) The assumption of the outstanding Awards by the surviving corporation or its parent or subsidiary;

            (c) The substitution by the surviving corporation or its parent or subsidiary of its own awards for the outstanding Awards;

            (d) Full exercisability or vesting and accelerated expiration of the outstanding Awards; or

            (e) Settlement of the full value of the outstanding Awards in cash or cash equivalents followed by cancellation of such Awards.

      9.4 RESERVATION OF RIGHTS. Except as provided in this Section 9, an Optionee or an Offeree shall have no rights by reason of (i) any subdivision or consolidation of shares of stock of any class, (ii) the payment of any dividend or (iii) any other increase or decrease in the number of shares of stock of any class. Any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number, Exercise Price or Purchase Agreement of Shares subject to an Option or Stock Purchase Agreement. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.


                  ARTICLE 10. DEFERRAL OF DELIVERY OF SHARES.

      The Committee (in its sole discretion) may permit or require an Optionee to have Common Shares that otherwise would be delivered to such Optionee as a result of the exercise of an Option converted into amounts credited to a deferred compensation account established for such Optionee by the Committee as an entry on the Company's books. Such amounts shall be determined by reference to the Fair Market Value of such Common Shares as of the date when they otherwise would have been delivered to such Optionee. A deferred compensation account established under this Article 10 may be credited with interest or other forms of investment return, as determined by the Committee. An Optionee for whom such an account is established shall have no rights other than those of a general creditor of the Company. Such an account shall represent an unfunded and unsecured obligation of the Company and shall be subject to the terms and conditions of the applicable agreement between such Optionee and the Company. If the conversion of Options is permitted or required, the Committee (in its sole discretion) may establish rules, procedures and forms pertaining to such conversion, including (without limitation) the settlement of deferred compensation accounts established under this Article 10.


                     ARTICLE 11. AWARDS UNDER OTHER PLANS.

      The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Restricted Shares and shall, when issued, reduce the number of Common Shares available under
Article 3.


                       ARTICLE 12. LIMITATION ON RIGHTS.

      12.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain a Key Contributor. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the service of any Key

Contributor at any time, with or without cause, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

      12.2 SHAREHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, in the case of an Option, the time when he or she becomes entitled to receive such Common Shares by filing a notice of exercise and paying the Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.

      12.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.


                         ARTICLE 13. WITHHOLDING TAXES.

      13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

      13.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her employment and income tax withholding obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired; provided, however, the Participant may not surrender Common Shares to satisfy employment and income tax withholding obligations in excess of the minimum legally required obligations. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash.


                        ARTICLE 14. FUTURE OF THE PLAN.

      14.1 TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on January 15, 2001. The Plan shall remain in effect until it is terminated under Section 14.2, except that no ISOs shall be granted on or after the 10th anniversary of the later of (a) the date when the Board adopted the Plan or (b) the date when the Board adopted the most recent increase in the number of Common Shares available under Article 3 which was approved by the Company's shareholders.

      14.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.


                            ARTICLE 15. DEFINITIONS.

      "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      "AWARD" means any award of an Option or a Restricted Share under the Plan.

      "BOARD" means the Company's Board of Directors, as constituted from time to time.

      "CHANGE IN CONTROL" shall mean:

            (a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not shareholders of the Company immediately prior to such merger, consolidation or other reorganization;

            (b) The sale, transfer or other disposition of all or substantially all of the Company's assets;

            (c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either (i) had been directors of the Company on the date 24 months prior to the date of the event that may constitute a Change in Control (the "original directors") or (ii) were elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the aggregate of the original directors who were still in office at the time of the election or nomination and the directors whose election or nomination was previously so approved; or

            (d) Any transaction as a result of which any person is the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company's then outstanding voting securities. For purposes of this Subsection (d), the term "person" shall have the same meaning as when used in Sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.

Notwithstanding the foregoing in this Section 15.4, a transaction shall not constitute a Change in Control: (i) if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction, or (ii) if it constitutes any registered public offering after the effective date of the Plan.

      15.5 "CODE" means the Internal Revenue Code of 1986, as amended.

      15.6 "COMMITTEE" means a committee of the Board, as described in Article
2.

      15.7 "COMMON-LAW EMPLOYEE" means an individual paid from W-2 Payroll of the Company or a Subsidiary. If, during any period, the Company (or Subsidiary, as applicable) has not treated an individual as a Common-Law Employee and, for that reason, has not paid such individual in a manner which results in the issuance of a Form W-2 and withheld taxes with respect to him or her, then that individual shall not be an eligible Common-Law Employee for that period, even if any person, court of law or government agency determines, retroactively, that that individual is or was a Common-Law Employee during all or any portion of that period.

      15.8 "COMMON SHARE" means one share of the common stock of the Company.

      15.9 "COMPANY" means Agemark Corporation, a Nevada corporation.

      15.10 "CONSULTANT" means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate other than as a Common-Law Employee or a member of the Board.

      15.11 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      15.12 "EXERCISE PRICE" means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      15.13 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      15.14 "ISO" means an incentive stock option described in Section 422(b) of the Code.

      15.15 "KEY CONTRIBUTOR" means (i) any individual who is a Common-Law Employee of the Company or of a Subsidiary; (ii) a member of the Board of Directors, including (without limitation) an Outside Director or an affiliate of a member of the Board of Directors; (iii) a member of the board of directors of a Subsidiary; or (iv) an independent contractor who performs services for the Company or a Subsidiary. Service as a member of the Board of Directors, a member of the board of directors of a Subsidiary or an independent contractor shall be considered employment for all purposes of the Plan except the second sentence of
Section 4(a).

      15.16 "NSO" means a stock option not described in Sections 422 or 423 of the Code.

      15.17 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

      15.18 "OPTIONEE" means an individual or estate who holds an Option.

      15.19 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a Common-Law Employee. Service as an Outside Director shall be considered employment for all purposes of the Plan, except as provided in Section 4.2.

      15.20 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      15.21 "PARTICIPANT" means an individual or estate who holds an Award.

      15.22 "PLAN" means this Agemark Corporation 2001 Stock Incentive Plan, as amended from time to time.

      15.23 "RESTRICTED SHARE" means a Common Share awarded under the Plan to an eligible Key Contributor which is either nontransferable or subject to a substantial risk of forfeiture, or both.

      15.24 "RESTRICTED STOCK AGREEMENT" means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.

      15.25 "SERVICE" means service as a Key Contributor.

      15.26 "STOCK OPTION AGREEMENT" means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.

      15.27 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

      15.28 "TOTAL AND PERMANENT DISABILITY" means that the Optionee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment.

      15.29 "W-2 PAYROLL" means whatever mechanism or procedure that the Company or a Subsidiary utilizes to pay any individual which results in the issuance of Form W-2 to the individual. "W-2 Payroll" does not include any mechanism or procedure which results in the issuance of any form other than a Form W-2 to an individual, including, but not limited to, any

Form 1099 which may be issued to an independent contractor, an agency employee or a consultant. Whether a mechanism or procedure qualifies as a "W-2 Payroll" shall be determined in the absolute discretion of the Company (or Subsidiary, as applicable), and the Company or Subsidiary determination shall be conclusive and binding on all persons.


                             ARTICLE 16. EXECUTION.

      To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to execute this document in the name of the Company.

                                        AGEMARK CORPORATION


                                        By:
                                           -------------------------------------
                                           Richard J. Westin
                                           Chief Executive Officer

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Richard J. Westin and Jesse A. Pittore, or either of them, each with power of substitution, are hereby authorized to represent as proxies and vote with respect to the proposals set forth below and in the discretion of such proxies on all other matters that may be properly presented for action, all shares of stock of Agemark Corporation (the "Company") the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's offices at 2614 Telegraph Avenue, Berkeley, CA 94704 on May 1, 2001 at 11:00 a.m. or at any postponement or adjournment thereof, and instructs said proxies to vote as follows:

Shares represented by this proxy will be voted as directed by the shareholder. IF NO SUCH DIRECTIONS ARE INDICATED THE PROXIES WILL HAVE THE AUTHORITY TO VOTE FOR THE ELECTION OF DIRECTORS, FOR ITEMS 2 AND 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE ELECTION OF DIRECTORS AND FOR ITEMS 2 AND 3.

1.    Election of directors: Nominees Richard J. Westin and Jesse A. Pittore

      [ ] FOR all names listed above

      [ ] WITHHOLD authority to vote for all names listed above

      (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED.)

      ________________________________________

2. To approve the 2001 Stock Incentive Plan.  [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. To ratify the selection of Timpson Garcia as independent public accountants for Agemark Corporation. [ ] FOR [ ] AGAINST [ ] ABSTAIN

Please mark, sign, date and mail this proxy promptly.



-------------------------------------              ----------
Signature(s)                                       Dated

Please sign exactly as name(s) appear on this proxy. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If shares are held jointly, each holder should sign.